EXHIBIT 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of American Defense Systems, Inc. (the “Company”) for the nine months ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), General Alfred Gray, Chairman of the Board of Directors and Acting Chief Executive Officer of the Company and Gary Sidorsky, Chief Financial Officer of the Company, certify: pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 19, 2012

/s/ General Alfred Gray
General Alfred Gray
Acting Chief Executive Officer

/s/ Gary Sidorsky
Gary Sidorsky
Chief Financial Officer